Investor Presentation January 2021

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2019. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Better Every Days IRET IS NOW CENTERSPACE A lot has changed since our business began, and our new name is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. The new name and brand platform embody our desire to provide better every days for our residents and team as we work to create belonging, satisfaction, purpose, and growth. This is our way forward. We are proud of our previous 50 years and are excited for the future as Centerspace.” -Mark O. Decker, Jr, President and CEO

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY  Founded in 1970, celebrating 50 Years  Apartment owner/operator with 12,166(1) homes  Publicly traded since 1997  Portfolio transformation from diversified to focused multifamily from 2017-2019  Total capitalization of $1.7 billion(2)  Added to the S&P SmallCap 600 Index in 2020 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 Multifamily and Other % of Gross Real Estate Assets Multifamily Other (1) Includes Union Pointe acquired in January 2021 (2) See page 12 for breakdown

centerspacehomes.com 5 Acquisitions and Dispositions Since 2017 % of NOI by Market – January 2021(4) vs 2017  Acquired ten new properties in our target markets for $810 million including Union Pointe in January 2021  $293 million in dispositions including 29 apartment communities as we reduce our exposure to older, lower margin communities Percent of NOI by State(3) Region Homes Avg. Rev per Occ. Home(1) Minneapolis, MN 2,537 $1,620 Rochester, MN 1,711 $1,304 Denver, CO 1,713(2) $1,815 Omaha, NE 1,370 $950 St. Cloud, MN 1,190 $1,082 Grand Forks, ND 865 $1,189 Bismarck, ND 845 $1,168 Billings, MT 749 $1,082 Minot, ND 712 $1,083 Rapid City, SD 474 $1,093 Total / Average 12,166 $1,328 6% 43% 4% 7% 22% 18% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period. (2) Includes Union Pointe acquired January 2021 (3) Includes Union Pointe acquired January 2021 (4) Includes Union Pointe acquired January 2021 0% 5% 10% 15% 20% 25% 30% 2021 2017

centerspacehomes.com 6 (4.1%) 0.0% (1.2%) (4.2%) 2.2% 0.6% 3.2% 3.3% (0.9%) 0.4% 1.3% (1.4%) Q4 2020 Q3 2020 Q2 2020 Q1 2020 New Renewal Blended Impact by State OPERATIONS UPDATE F o c u s i n g E f f o r t s t o M a i n t a i n C o l l e c t i o n s a n d R e t a i n O c c u p a n c y H a v e B e e n S u c c e s s f u l State Communities Homes Q4 2020 % of Total Revenue Q4 2020 Bad Debt % of Revenue Q3 2020 Bad Debt % of Revenue Q2 2020 Bad Debt % of Revenue Q1 2020 Bad Debt % of Revenue Minnesota 32 5,438 47.9% 2.2% 1.9% 1.1% 0.3% Colorado 4 1,457 16.9% 1.3% 1.1% 1.2% 0.1% Nebraska 6 1,370 8.7% 0.0% 0.1% 0.6% 0.1% North Dakota 15 2,422 17.8% 0.1% 0.0% 0.2% -0.2% South Dakota 5 474 3.4% 0.8% 0.3% 0.7% 0.1% Montana 5 749 5.3% 0.8% 1.1% 2.3% 0.9% Total 67 11,910 100.0% 1.4% 1.2% 0.9% 0.2% Same-Store Lease-over-Lease Rate Changes Same-Store Weighted Average Occupancy Leasing Activity Liquidity  Leasing traffic in Q4 remained strong, 46.2% higher than leasing traffic for Q4 2019  YTD weighted average retention rate of 60.0%  18 rent deferral requests for December for an aggregate rent deferral of $20K  2020 included deferral requests totaling $303,656 with $226,902 deferral requests repaid to date December 2020 December 2019 Q4 2020 Q4 2019 95.2% 94.4% 95.0% 94.0% $115,000 $27,248 $16,804 $35,281 $131,804 $62,529 Liquidity Profile Funding Obligations LOC availability 2.1x coverage  As of September 30, we have 4 unencumbered apartment communities allowing for an additional $134.0 of liquidity under the terms on our line of credit. $ in 000’s at September 30, 2020 ‘20 and ’21 mortgage maturities ‘20 and 21’ term loan commitments

centerspacehomes.com 7 UNEMPLOYMENT C e n t e r s p a c e L o w e s t U n e m p l o y m e n t R a t e A m o n g P e e r s a n d 3 1 % B e l o w t h e U S A v e r a g e  Centerspace portfolio has lower unemployment among peers and the national average  Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single family rentals, is leading to strong collections rates Source: SNL, BLS, Company Data 4.6% 5.9% 6.2% 6.4% 6.5% 6.7% 6.7% 6.8% 6.8% 6.8% 6.9% 7.0% 7.1% 7.1% 7.4% 7.6% 7.8% CSR IRT UMH MAA AMH US Average SUI AIV BRG ELS INVH UDR CPT NXRT EQR AVB ESS November 2020 Weighted Average Unemployment Rate state unemployment rate weighted by unit count

centerspacehomes.com 8 Strong Operating Platform RISE BY 5 M a r g i n G r o w t h t h r o u g h O p e r a t i o n a l O p p o r t u n i t i e s a n d T h o u g h t f u l A c q u i s i t i o n s a n d D i s p o s i t i o n s Same-Store communities continue to see NOI and gross margin growth Buying Efficient Communities Communities acquired have a weighted average margin of 62.3% Acquisitions(3) T12(2) Gross Margin % NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 77.7% 62.3% $844 58.0% $1,621 Selling Inefficient Communities Communities sold have a weighted average margin of 50.8% Dispositions T12 Gross Margin % NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 69.5% 50.8% 1,010 40.2% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,282 $1,780 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool Same-Store Gross Margin(1) 68% 69% 70% 71% 72% 73% 74% 75% 76% 77% 78% 4.5% increase in gross margin 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Includes Union Pointe acquired in January 2021 Same-Store NOI Margin 2.3% increase in NOI margin

centerspacehomes.com 9 Property Region Homes to Renovate Renovated Date Complete Avg. Cost per Unit Achieved Premium(2) ROI (3) Park Place Minneapolis, MN 500 252 In process $17,600 $254 16.00% Colonial Villa Minneapolis, MN 240 191 In process $10,208 $136 15.00% SouthFork Minneapolis, MN 272 95 In process $15,751 $257 18.50% Whispering Ridge Omaha, NE 336 101 In process $7,069 $107 17.00% Woodridge Rochester, MN 110 24 In process $7,562 $83 10.30% Greenfield Omaha, NE 96 24 In process $12,015 $125 11.00% Total 1,554 687 Highlights VALUE-ADD OPPORTUNITY E n h a n c i n g P o r t f o l i o T h r o u g h R e n o v a t i o n P r o j e c t s  Currently, 6 communities are in the process of value add projects  Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions  Enhancements improve asset position within the market and maintain competitive advantage. New SouthFork Clubhouse Unit Renovations Thru November 30(1) (1) Does not include costs related to amenity or common area upgrades (2) Achieved Premium is reflective of the completed and leased homes (3) ROI is defined by (premium x 12 months + turnover savings minus renovation vacancy loss)/total unit cost

centerspacehomes.com 10 Homes to Renovate Renovated % Complete Cost Per Unit Achieved Premium(1) ROI 272 95 36% $15,751 $257 18.50% Spent to Date Achieved Premium ROI $2,321,685 $70 9.80% After BeforeOpportunity VALUE-ADD CASE STUDY S o u t h f o r k T o w n h o m e s , L a k e v i l l e , M i n n e s o t a  SouthFork, a value orientated multifamily community located in a south metro suburb of Minneapolis, was acquired in February 2019 for $44 million.  Post-acquisition rents were optimized prior to initiating value-add program to redevelop 272 units and improve community amenities in February 2020  Built over 30 years ago with original finishes, SouthFork provides the opportunity to improve resident experience and revenues through greater investment (1) Achieved premium is the average premium on the unit renovations and excludes premium on the common area project Value-Add Scope Common Area Units Amenity Additions  Clubhouse with leasing office, community room, package lockers  Fitness center  Dog park  Outdoor kitchens Unit Improvements  New cabinet fronts  Granite countertops  New flooring  New windows  New stainless steel ENERGY STAR rated appliances  New LED light fixtures  Framed mirrors  New hardware  New bathroom hardware and countertops After

centerspacehomes.com 11 Denver Multifamily(1) $540.3M Minneapolis Multifamily $270.1M Cash/Debt Reduction $177.6M Mezz Loans $46.1M Common Share & Unit Repurchases $47.6M Preferred Share Redemptions $17.6M Medical Office $441.0M Senior Housing $266.4M Non-Core Multifamily $292.9M Industrial $48.9M Other $49.9M Opportunity CAPITAL RECYCLING S i g n i f i c a n t l y I m p r o v e d t h e Q u a l i t y a n d M u l t i f a m i l y F o c u s • $1.1B of dispositions since August 2016 • Used disposition proceeds to purchase five multifamily communities in Denver, five multifamily communities in Minneapolis, fund two multifamily development mezzanine loans, reduce debt and preferred shares and repurchase common shares • Entered the Denver market in 2017 and have purchased 1,713 homes and grew portfolio scale in Minneapolis with the purchase of 1,241 homes • Our latest disposition was in August 2020 when we disposed of four communities in Grand Forks, North Dakota totaling 690 units with combined average rent per unit of $689, leaving 865 units with average rent of $1,089 $1.1B Total Dispositions $1.1B Total Redeployment (1) Includes Union Pointe acquired in January 2021

centerspacehomes.com 12 Multifamily portfolio quality has improved since 2017 We focus our energy and capital on improving 3 long-term metrics CAPITAL RECYCLING I m p r o v i n g P o r t f o l i o M e t r i c s Portfolio Quality Distributable Cash Growth NAV per Share Our capital recycling program has enhanced the quality of our business by improving:  The efficiency and growth potential of our communities  Core FFO per share  Our leverage metrics and overall balance sheet flexibility  NAV per share Homes per Community Buildings 132 709 Avg Monthly Rent $980 Communities 100 % of NOI in Top-50 MSA 13% 2017(1) Homes 13,212 Gross Margin % 67.9% Homes per Community Buildings 179 499 Avg Monthly Rent $1,227 Communities 68 % of NOI in Top-50 MSA 46% January 2021(1) Homes 12,166 Gross Margin % 75.4% (1) Includes Union Pointe acquired in January 2021

centerspacehomes.com 13 *Share price $65.17 as of 9/30/2020 Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 314,511,157 39% 3.99% 5.23 Line of Credit 161,900,000 20% 2.97% 1.92 Term Loans 145,000,000 18% 3.73% 4.13 Private Placement 175,000,000 22% 3.47% 8.89 Total Unsecured Debt 481,900,000 61% 3.16% 5.12 Total Debt 796,411,157 100% 3.49% 5.16 Fixed Rate 684,511,157 86% 3.73% 5.66 Variable Rate 111,900,000 14% 2.03% 2.11 Common Equity 50% Secured Debt 17% Unsecured Debt 27% Series C Preferred 5% Series D Preferred 1% BALANCE SHEET A s o f 9 / 3 0 / 2 0 2 0 A d j u s t e d f o r R e c e n t U n i o n P o i n t e a n d P r i v a t e P l a c e m e n t $1.7B Total Capitalization  Access of all forms of capital  100% secured debt in 2017 to 39% today  Achieved investment grade quality pricing in recent unsecured private placements  Raised $82.7 million through ATM proceeds since November 2019 $796M Total Debt $912M Common Equity $110M Preferred Equity $35,281 $195,654 $43,996 $108,112 $54,857 $53,611 $50,000 $75,000 $50,000 $59,900 Term Loan Term Loan Private Placement Private Placement 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Private Placement $70,000 % of Total Maturing 4.4% 24.6% 5.5% 8.8% 13.6% 6.9% 6.7% 6.3% 9.4% 6.3% 7.5% Weighted Average Interest Rate 5.4% 2.6% 4.0% 3.6% 3.8% 3.7% 3.5% 3.7% 3.8% 2.7% 3.9%

centerspacehomes.com 14 RECENT ACQUISITIONS F o c u s o n E x p a n d i n g o u r P o r t f o l i o i n T a r g e t M a r k e t s o f M i n n e a p o l i s a n d D e n v e r • A 256-home community built in 2019 • Conveniently located Longmont with close proximity to Boulder • Amenities including fitness center, workstations and a laptop bar, resort-style pool and bike and ski repair room • One, two and three-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space U N I O N P O I N T E A P A R T M E N T S D E N V E R , C O / $ 1 4 4 . 7 M I L L I O N I R O N W O D D A P A R T M E N T S M I N N E A P O L I S , M N / $ 4 6 . 3 M I L L I O N • A 465-home community built in 2016 • Conveniently located in the north metro of Denver with close proximity to employment centers and amenities • Amenities including two fitness centers, two billiard room, community garden, and resort style pool • One, two and three-bedroom homes feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to- ceiling windows P A R K H O U S E A P A R T M E N T S D E N V E R , C O / $ 7 6 . 9 M I L L I O N • A 182‐home community built in 2018; first new product in submarket in 20 years • Conveniently located to multiple employment centers and amenities • Previously financed the development with a $16.6 million mezzanine note and acquired the asset after stabilization • One, two and three-bedroom homes feature quartz countertops, stainless steel appliances, and private balconies with views of golf course and pool deck

centerspacehomes.com 15 MINNEAPOLIS MARKET C O M M U N I T I E S : 1 4 / H O M E S : 2 , 5 3 7 M A J O R E M P L O Y E R S  Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for 24 Fortune 1,000 companies and the largest private company in the US, Cargill  #6 on U.S. News Best Places to Live in the U.S.  $79,578 median household income, highest in the Midwest and 7th in nation among large metros Market Highlights Minneapolis Portfolio(1) 54% 46% Asset Class Class A Class B Oxbo 71 France 17% 27% 56% Location Urban Core Inner Ring Outer Ring (1) Based on Q4 NOI

centerspacehomes.com 16 100% Asset Class Class A 44% 56% Location Urban Suburban DENVER MARKET C O M M U N I T I E S : 5 / H O M E S : 1 , 7 1 3 M A J O R E M P L O Y E R S  Diverse economy and major hub of technology, energy, aviation and bioscience; 23 Fortune 1,000 companies have their headquarters in CO  #2 on U.S. News Best Places to Live in the U.S. with highly desirable quality of life and recreational amenities  $79,478 median household income, 8th in nation among large metros Market Highlights Denver Portfolio(1) Westend Dylan (1) Based on Q4 NOI and Pro Forma Union Pointe

centerspacehomes.com 17 NASHVILLE MARKET N e w T a r g e t M a r k e t – A N a t i o n a l G r o w t h L e a d e r i n H o u s e h o l d I n c o m e , J o b s , a n d M i l l e n n i a l P o p u l a t i o n M A J O R E M P L O Y E R S  True live-work-play community with a lively cultural scene boasting the highest concentration of music industry establishments in the nation and a diverse and growing economy anchored by health care, higher education, advanced manufacturing, logistics, entertainment, and an emerging tech scene  #15 on U.S. News Best Places to Live in the U.S.  Household income growth ranks 5th among U.S. major metros over past five years  41% job growth over the past 10 years more than doubles U.S. growth of 17%, and is a leader among major metros  Location of future Amazon operations center bringing at least 5,000 jobs with an average pay of $150K per year to the Nashville Yards development in Downtown Nashville  2017-2019 average annual sales volume of $1.9 billion  2020 Q3 volume of $424.7 million was 38% below 2019 Q3  2020 YTD volume through Q3 is 21% below the same period in 2019 Market Highlights

centerspacehomes.com 18 FOCUSED SECONDARY MARKET PRESENCE T h e s e F o u r M a r k e t s , P l u s M i n n e a p o l i s - S t . P a u l a n d D e n v e r M a k e U p 8 0 % o f P r o - F o r m a N O I Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Population 216,035 922,891 101,991 196,598 Median Household Income $71,501 $65,227 $53,413 $59,792 Unemployment Rate(1) 5.9% 4.5% 4.6% 6.0% Major Employers Mayo Clinic State of Nebraska University of ND CentraCare Health IBM Union Pacific Altru Health State of Minnesota Number of IRET Homes 1,711 1,370 865 1,190 Total Multifamily Supply 8,943 73,185 9,696 14,930 Same-Store Average Revenue per Unit(2) $1,315 $1,008 $1,165 $1,053 Same-Store Average Revenue per Unit / Median Household Income (Monthly) 22.1% 18.5% 26.2% 21.1% Same-Store Occupancy(3) 94.1% 93.8% 95.5% 94.4% Sources: US Census Bureau, World Population Review, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures (1) Compared to the September 2020 National Unemployment Rate of 7.9% (2) Average monthly rental rate per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period (3) Weighted Average Occupancy

centerspacehomes.com 19 BEST-IN-CLASS GOVERNANCE H i g h C a l i b e r L e a d e r s h i p F o c u s e d o n H i g h Q u a l i t y G o v e r n a n c e Executive Management Team Mark O. Decker, Jr. PRESIDENT AND CEO John A. Kirchmann EVP AND CFO Anne M. Olson EVP AND COO IRET rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 Terrance P. Maxwell Since 2013 John A. Schissel Since 2016 Mary J. Twinem Since 2018

centerspacehomes.com 20 ESG HIGHLIGHTS S t r o n g F o c u s o n E n v i r o n m e n t a l , S o c i a l a n d C o r p o r a t e G o v e r n a n c e Energy Efficiency Completed LED lighting upgrades at 25 communities Only ENERGY STAR rated appliances used for replacement Water Conservation Provide shared cost water services encouraging lower consumption Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water Air Quality Utilize low VOC flooring, paints, adhesives and sealants Non-smoking communities Serving the broader communities in which we operate and supporting our team members’ community involvement is important to us. Here are some organizations that have received sponsorships and financial donations through IRET’s Corporate Giving Initiative:  Habitat for Humanity  Homes for Our Troops  YMCA  United Way Local Chapter  Feed My Starving Children  Ronald McDonald House Charities  Cristo Rey High School

centerspacehomes.com 21 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 22 APPENDIX

centerspacehomes.com 23 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 24 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 25 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.